UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2022

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Cytokinetics, Incorporated ("Cytokinetics" or the "Registrant") and The ALS Association today announced a new release of the Pooled Resource Open-Access ALS Clinical Trials (PRO-ACT) database updated with clinical data from Cytokinetics’ completed clinical trials in ALS including, BENEFIT-ALS (Blinded Evaluation of Neuromuscular Effects and Functional Improvement with Tirasemtiv in ALS), VITALITY-ALS (Ventilatory Investigation of Tirasemtiv and Assessment of Longitudinal Indices after Treatment for a Year in ALS) and FORTITUDE-ALS (Functional Outcomes in a Randomized Trial of Investigational Treatment with CK-2127107 to Understand Decline in Endpoints – in ALS).

The PRO-ACT database, which is sponsored by the ALS Association and managed by The Neurological Clinical Research Institute (NCRI) at Massachusetts General Hospital, houses the largest ALS clinical trials dataset, containing nearly 11,000 ALS de-identified patient records from 23 completed clinical trials. The platform harmonizes and merges anonymized data from existing publicly and privately conducted ALS clinical trials to generate a unique, freely available resource for the scientific community to help with finding cures for ALS. The PRO-ACT platform was selected as the Bio-IT World’s Best Practices Awards winner in 2013 and The Clinical Informatics News Best Practices winner in Clinical Data Intelligence category in 2015.

The PRO-ACT platform was created by Prize4Life Israel, a non-profit organization, in partnership with the Northeast ALS Consortium (NEALS) and the NCRI, and with initial funding from The ALS Therapy Alliance, Prize4Life, NCRI, and The ALS Association. To date, PRO-ACT has served as the primary data source for more than 80 publications and has been critical for numerous others. The platform has allowed researchers to better understand disease heterogeneity, develop novel predictive models of disease progression and has been a critical tool to support the design of several ALS clinical trials.

About ALS

Amyotrophic lateral sclerosis (ALS) is a progressive neurodegenerative disease that afflicts approximately 27,000 people in the United States and a comparable number of patients in Europe. Approximately 6,300 new cases of ALS are diagnosed each year in the United States. The average life expectancy of a person with ALS is approximately three to five years after diagnosis and only approximately 10 percent of people with ALS survive for more than 10 years. Death is usually due to respiratory failure because of diminished strength in the skeletal muscles responsible for breathing. Few treatment options exist for these patients, resulting in a high unmet need for new therapies to address functional deficits and disease progression.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is readying for the potential commercialization of omecamtiv mecarbil, its cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, currently the subject of SEQUOIA-HCM, the Phase 3 clinical trial of aficamten in patients with symptomatic obstructive hypertrophic cardiomyopathy (HCM). Aficamten is also being evaluated in non-obstructive HCM in Cohort 4 of the Phase 2 clinical trial, REDWOOD-HCM. Cytokinetics is also developing reldesemtiv, an investigational fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with amyotrophic lateral sclerosis (ALS). Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

About The ALS Association

The ALS Association is the only national nonprofit organization fighting ALS on every front. By leading the way in global research, providing assistance for people with ALS through a nationwide network of chapters, coordinating multidisciplinary care through certified clinical care centers, and fostering government partnerships, the Association builds hope and enhances quality of life while aggressively searching for new treatments and a cure. For more information about The ALS Association, visit our website at www.als.org.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to any of our other clinical trials, statements relating to the potential benefits of reldesemtiv, omecamtiv mecarbil, aficamten, or any of our other drug candidates; Cytokinetics' research and development activities; the design, timing, results, significance and utility of preclinical and clinical results; and the properties and potential benefits of Cytokinetics' other drug candidates. Such statements are based on management's current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics' drug candidates that could slow or prevent clinical development or product approval; Cytokinetics' drug candidates may have adverse side effects or inadequate therapeutic efficacy; the FDA or foreign regulatory agencies may delay or limit Cytokinetics' ability to conduct clinical trials; Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; standards of care may change, rendering Cytokinetics' drug candidates obsolete; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics' drug candidates and potential drug candidates may target. For further information regarding these and other risks related to Cytokinetics' business, investors should consult Cytokinetics' filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	August 4, 2022	By:	/s/ John Faurescu
John Faurescu, Esq. Vice President, Assistant Secretary